                                   THE SEFTON FUNDS
                                      EXHIBIT 16
                                     TOTAL RETURN


                                  EQUITY VALUE FUND


AVERAGE ANNUAL TOTAL RETURN
-----------------------------------
WITH SALES CHARGE OF:        0.00%

T = (ERV/P)^1/N - 1

WHERE:             T =       TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE AT THE END
                             OF THE PERIOD OF A HYPOTHETICAL
                             $1,000 INVESTMENT MADE AT THE
                             BEGINNING OF THE PERIOD.

                   P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =       NUMBER OF DAYS


EXAMPLE:

 SINCE INCEPTION:            ( 04/03/95 TO 03/31/97 ):
                             ( 1,555.53 /1,000^(1/(   728 /365))-1) =   24.80%
 ONE YEAR:                   ( 04/01/96 TO 03/31/97 ):
                             ( 1,231.50 /1,000) - 1 =                   23.15%


-----------------------------------
AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:        0.00%

T = (ERV/P) - 1

WHERE:             T =       TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE AT THE END
                             OF THE PERIOD OF A HYPOTHETICAL
                             $1,000 INVESTMENT MADE AT THE
                             BEGINNING OF THE PERIOD.

                   P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:               ( 01/01/97 TO 03/31/97 ):
                               1,025.60 /1,000) - 1 =       2.56%
 QUARTERLY:                  ( 01/01/97 TO 03/31/97 ):
                               1,025.60 /1,000) - 1 =       2.56%
 MONTHLY:                    ( 03/01/97 TO 03/31/97 ):
                                972.90  /1,000) - 1 =      -2.71%
 SIX MONTH:                  ( 10/01/96 TO 03/31/97 ):
                               1,145.50 /1,000) - 1 =      14.55%
 SINCE INCEPTION:            ( 01/01/95 TO 03/31/97 ):
                                1555.53 /1,000) - 1 =      55.55%

                                   THE SEFTON FUNDS
                                      EXHIBIT 16
                                     TOTAL RETURN

                                 U.S. GOVERNMENT FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:        0.00%
-----------------------------------

T = (ERV/P)^1/N - 1

WHERE:             T =       TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE AT THE END
                             OF THE PERIOD OF A HYPOTHETICAL
                             $1,000 INVESTMENT MADE AT THE
                             BEGINNING OF THE PERIOD.

                   P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =       NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:            ( 04/03/95 TO 03/31/97 ):
                             ( 1,126.63 /1,000^(1/(   728 /365))-1) =    6.16%
 ONE YEAR:                   ( 04/01/96 TO 03/31/97 ):
                             ( 1,033.10 /1,000) - 1 =                    3.31%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:        0.00%
-----------------------------------

T = (ERV/P) - 1

WHERE:             T =       TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE AT THE END
                             OF THE PERIOD OF A HYPOTHETICAL
                             $1,000 INVESTMENT MADE AT THE
                             BEGINNING OF THE PERIOD.

                   P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:               ( 01/01/97 TO 03/31/97 ):
                                 989.20 /1,000) - 1 =      -1.08%
 QUARTERLY:                  ( 01/01/97 TO 03/31/97 ):
                                 989.20 /1,000) - 1 =      -1.08%
 MONTHLY:                    ( 03/01/97 TO 03/31/97 ):
                                 989.10 /1,000) - 1 =      -1.09%
 SIX MONTH:                  ( 10/01/96 TO 03/31/97 ):
                               1,019.00 /1,000) - 1 =       1.90%
 SINCE INCEPTION:            ( 04/03/95 TO 03/31/97 ):
                               1,126.63 /1,000) - 1 =      12.66%

                                   THE SEFTON FUNDS
                                      EXHIBIT 16
                                     TOTAL RETURN

                               CALIFORNIA TAX FREE FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:        0.00%
-----------------------------------

T = (ERV/P)^1/N - 1

WHERE:             T =       TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE AT THE END
                             OF THE PERIOD OF A HYPOTHETICAL
                             $1,000 INVESTMENT MADE AT THE
                             BEGINNING OF THE PERIOD.

                   P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =       NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:            ( 04/03/95 TO 03/31/97 ):
                             ( 1,126.78 /1,000^(1/(   728 /365))-1) =    6.17%
 ONE YEAR:                   ( 04/01/96 TO 03/31/97 ):
                             ( 1,056.90 /1,000) - 1 =                    5.69%




AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:        0.00%
-----------------------------------

T = (ERV/P) - 1

WHERE:             T =       TOTAL RETURN

                   ERV =     ENDING REDEEMABLE VALUE AT THE END
                             OF THE PERIOD OF A HYPOTHETICAL
                             $1,000 INVESTMENT MADE AT THE
                             BEGINNING OF THE PERIOD.

                   P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:               ( 01/01/97 TO 03/31/97 ):
                                 995.60 /1,000) - 1 =      -0.44%
 QUARTERLY:                  ( 01/01/97 TO 03/31/97 ):
                                 995.60 /1,000) - 1 =      -0.44%
 MONTHLY:                    ( 03/01/97 TO 03/31/97 ):
                                 988.70 /1,000) - 1 =      -1.13%
 SIX MONTH:                  ( 10/01/96 TO 03/31/97 ):
                               1,022.30 /1,000) - 1 =       2.23%
 SINCE INCEPTION:            ( 04/03/95 TO 03/31/97 ):
                               1,126.78 /1,000) - 1 =      12.68%

                        SEFTON FUNDS
                        EXHIBIT 16
                        30-DAY S.E.C. YIELD CALCULATIONS
                        GOVERNMENT FUND


                                                  (a-b)
                                            ---------------
30-Day S.E.C. Yield Equation =    2 *{[(          (cd)     +1)^6]-1}  =


WHERE    a =  Dividends and interest earned during the period

         b =  Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price (NAV for No Load) per share on the last day of the period



    WITH 0.00% LOAD:

                         (    150,678.54 -  22,683.97 )
                         ------------------------------
                   2 *{[(                              +1)^6]-1} =   5.68%
                         ( 2,278,680.682 *      12.01 )



The performance was computed based on the thirty day period ending March 31,
1997

                        SEFTON FUNDS
                        EXHIBIT 16
                        30-DAY S.E.C. YIELD CALCULATIONS
                        CALIFORNIA TAX FREE FUND


                                                  (a-b)
                                              -------------
30-Day S.E.C. Yield Equation =    2 *{[(          (cd)     +1)^6]-1}  =


    WHERE     a =  Dividends and interest earned during the period

              b =  Expenses accrued for the period (net of reimbursements)


              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The maximum offering price (NAV for No Load) per share on the last day of the period



    WITH 0.00% LOAD:

                        (    174,691.22 -  29,621.79 )
                        ------------------------------
                 2 *{[(                                +1)^6]-1} =    4.50%
                        ( 3,185,500.118 *      12.26 )

The performance was computed based on the thirty day period ending March 31,
1997

SEFTON TAX EQUIVALENT SEC YIELDS
---------------------------------------
Thirty day period ending March 31, 1997




CALIFORNIA TAX FREE FUND
------------------------
                                                           TAX EQUIV.
                                                             YIELD
    SEC Yield (w/o load)                                     7.45%
    SEC Yield ( w/o load, w/o waiving mgmt fee)              7.03%



         All calculations performed using the following equation:

                        TAX EQUIV.     =    SEC YIELD
                                            ---------
                          YIELD             (1 - .396)

                        SEFTON FUNDS
                        EXHIBIT 16
                        30-DAY S.E.C. YIELD CALCULATIONS
                        EQUITY VALUE FUND


                                                  (a-b)
                                            ---------------
30-Day S.E.C. Yield Equation =    2 *{[(          (cd)     +1)^6]-1}  =


    WHERE     a =  Dividends and interest earned during the period

              b =  Expenses accrued for the period (net of reimbursements)


              c = The average daily number of shares outstanding during the period that were entitled to receive dividends

              d = The maximum offering price (NAV for No Load) per share on the last day of the period




    WITH 0.00% LOAD:

                         (    184,519.18 -  105,569.58 )
                         -------------------------------
                  2 *{[(                                 +1)^6]-1} =  1.14%
                         ( 5,059,287.689 *       16.42 )

The performance was computed based on the thirty day period ending March 31,
1997

                                   THE SEFTON FUNDS
                                  DISTRIBUTION RATES
                                      EXHIBIT 16


DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE =          D/P
WHERE:             D =  Distributions per share over a 12 month period
                        (income and capital gain distributions)
                   P =  Share price at end of 12 month period

EXAMPLES (  04/01/96 TO 03/31/97  )
    U.S. GOVERNMENT FUND               0.7404 / 12.01 =     6.16%
    CALIFORNIA TAX FREE FUND           0.6116 / 12.26 =     4.99%
    EQUITY VALUE FUND                  1.8039 / 16.42 =    10.99%


DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------
DISTRIBUTION RATE =          D/P
WHERE:             D =  Distributions per share over a 12 month period
                        (income distributions only)
                   P =  Share price at end of 12 month period

EXAMPLES (  04/01/96 TO 03/31/97  )
    U.S. GOVERNMENT FUND               0.6859 / 12.01 =     5.71%
    CALIFORNIA TAX FREE FUND           0.5909 / 12.26 =     4.82%
    EQUITY VALUE FUND                  0.1653 / 16.42 =     1.01%